SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
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/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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A Friendly Reminder

On November 15, 2000, Computershare Investor Services became ADC's new transfer agent and registrar. Contact them with inquiries regarding stock certificates, such as lost certificates, name changes and ownership transfers.

Computershare Investor Services

Phone:	(800) 929-6782 or (312) 360-5209
Fax:	(312) 601-4332
Email:	web.queries@computershare.com
Internet:	www-us.computershare.com/investor
Mail:	ADC c/o Computershare Investor Services Post Office Box A3504 Chicago, IL 60690-3504